UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  May 6, 2008


                            BRISAM CORPORATION
           -----------------------------------------------------------
           (Name of small business issuer as specified in its charter)

            Nevada                 33-55254-39          87-0485315
- -----------------------------     -------------    --------------------
(State or other jurisdiction       (Commission       (I.R.S. Employer
    of incorporation)              File Number)     Identification  No.)

    500 N. Rainbow Blvd., Suite 300, Las Vegas, Nevada   89107
  --------------------------------------------------------------------
    (Address of principal executive offices)         (Zip Code)

                             (702) 448-8150
                       ---------------------------
                       (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On May 6, 2008, the Board of Directors approved the issuance of 35,000,000 shares of common stock to Ira Lyons for his services as the sole officer of the Registrant valued at par value of $0.001 for a total of $35,000.00. The Registrant believes the issuance of the shares was exempt from the registration and prospectus delivery requirement of the Securities Act of 1933 by virtue of Section 4(2). The shares were issued directly by the Registrant and did not involve a public offering or general solicitation. The recipient of the shares was afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make his decision to receive this compensation, including the Registrant's financial statements and '34 Act reports. The Registrant reasonably believed that the recipient had such knowledge and experience in its financial and business matters that he was capable of evaluating the merits and risks of his investment. Ira Lyons is the sole officer and director of the Registrant at the time of the issuance.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Brisam Corporation
                                    ------------------
                                        Registrant


                                    /s/ Ira Lyons
                                    ---------------------
                                        Ira Lyons
                                        President



Date: May 12, 2008


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